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Supplement to Prospectus and Summary Prospectus, each dated March 1, 2024

Harbor Multi-Asset Explorer ETF
December 30, 2024
Effective on or about January 28, 2025 (the “Effective Date”), the Harbor Multi-Asset Explorer ETF (the “Fund”) will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary organized under the laws of the Cayman Islands in order to facilitate the Fund’s exposure to commodities.
Accordingly, on the Effective Date, the following paragraph is added to the “Principal Investment Strategy” section of the Fund’s Prospectus and Summary Prospectus:
“In order to facilitate the Fund’s exposure to commodities, the Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in exchange-traded products backed by or linked to a physical commodity or commodity-linked derivative instruments. The Subsidiary’s investment in derivative instruments, including excess return swaps and futures, may have a leveraging effect on the Fund because of the leverage inherent in the use of derivatives. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by the Advisor.”
In addition, on the Effective Date, the following disclosure is added to the section of the Fund’s Prospectus titled “Additional Information About the Fund’s Investments”:
“Investments in the Wholly Owned Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the “Code”), as discussed under “Dividends, Distributions and Taxes — A Note on the Fund.”
The Subsidiary invests primarily in exchange-traded products backed by or linked to physical commodities or commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in U.S. Treasury securities, cash, and money market funds, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. The Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same investment adviser and subadviser. In addition, the Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the provisions of the Investment Company Act pertaining to affiliated transactions and custody.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in this Prospectus and Statement of Additional Information which, in turn, would adversely affect the Fund. Similarly, changes in the laws of the United States, including tax laws, could restrict the Fund’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.”
There are no additional changes to the Fund’s investment strategies except those described herein.
Investors Should Retain This Supplement For Future Reference
S1224.P.SP.MAPP